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                                                               EXHIBIT 23.4
                                                               ------------

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Engineering Animation, Inc. (the "Company") of our report dated April 20, 1998, relating to the consolidated financial statements of Sense8 Corporation, which appears in the Current Report on Form 8-K/A of the Company dated July 17, 1998.

                                          /s/  PricewaterhouseCoopers LLP
                                          -------------------------------

PricewaterhouseCoopers LLP
San Jose, California
November 30, 1998